UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 regarding the Amendment is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On May 26, 2021, Inotiv, Inc. (the “Company”) and First Internet Bank (“FIB”) entered into an amendment (the “Amendment”) to the Company’s Amended and Restated Credit Agreement (the “Credit Agreement”) with FIB, dated April 30, 2021, to, among other things, (i) provide the Company and its subsidiary, Seventh Wave Laboratories, LLC, a new term loan facility to finance the acquisition and refurbishment of certain real property in Maryland Heights, Missouri (the “Construction Term Loan”) which the Company had previously leased, and (ii) grant a lien on such real property in favor of FIB. The original principal amount of the Construction Term Loan is $4,832,000. Interest on the Construction Term Loan shall accrue at a fixed rate annual of 3.85%. The Construction Term Loan shall be repaid as follows: (i) on the first day of each month from July 1, 2021 through and including January 1, 2022, principal payments of $10,000, (ii) thereafter, monthly payments of principal and interest in the amount of $28,623.87, and (iii) a final payment representing the entire unpaid principal balance and all accrued and unpaid interest thereon and all fees and charges in connection therewith, shall be due and payable at maturity. The Construction Term Loan has a maturity date of December 26, 2026.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021.

Item 7.01 Regulation FD Disclosure.

On May 27, 2021, the Company issued a press release with respect to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated May 27, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inotiv, Inc.

Date: June 2, 2021	By:	/s/ Beth A. Taylor
Beth A. Taylor
Chief Financial Officer and Vice President - Finance